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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       June 14, 2001                                 333-64641
--------------------------------              ------------------------
Date of Report (Date of earliest              (Commission File Number)
  event reported)

                        PHILIPP BROTHERS CHEMICALS, INC.
             (Exact name of registrant as specified in its charter)

         New York                                      13-1840497
----------------------------             ---------------------------------------
(State or other jurisdiction             (I.R.S. Employer Identification Number)
  of incorporation)

                                One Parker Plaza
                           Fort Lee, New Jersey 07024
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               (Address of Principal Executive Offices) (Zip Code)

                                 (201) 944-6020
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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

Item 5. Other Events and Regulation FD Disclosure.

      On June 14, 2001, the Company's Phibro-Tech, Inc. subsidiary and Nufarm, Inc. ("Nufarm") amended the agreement pursuant to which the Company's Agtrol U.S. business was sold to Nufarm in order to reallocate to the U.S. business a portion of the purchase price previously allocated to the Agtrol business outside the U.S. As a result of the amendment, the sales price of the U.S. Agtrol business is $16,684,000, of which $15,459,000 was paid in cash plus a note for $1,225,000 payable on June 30, 2001. For further information with respect to the original sale and amendment thereof, reference is made to the United States Asset Purchase Agreement and Amendment No. 1 thereto, which are, respectively, Exhibit 1 and Exhibit 2 hereto.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 1 United States Asset Purchase Agreement between Phibro-Tech, Inc. and Nufarm, Inc. dated as of May 1, 2001 (Incorporated by reference to Exhibit 10.37 to the Quarterly Report on Form 10-Q of the Registrant for the fiscal quarter ended March 31,
                  2001)

Exhibit 2 Amendment No. 1 to United States Asset Purchase Agreement between Phibro-Tech, Inc. and Nufarm, Inc. dated as of June 14, 2001


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PHILIPP BROTHERS CHEMICALS, INC.

                                                By: /s/ Jack C. Bendheim
                                                    --------------------
                                                    Jack C. Bendheim
                                                    President

Dated: June 22, 2001


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

                                  EXHIBIT INDEX

Exhibit 1 United States Asset Purchase Agreement between Phibro-Tech, Inc. and Nufarm, Inc. dated as of May 1, 2001 (Incorporated by reference to Exhibit 10.37 to the Quarterly Report on Form 10-Q of the Registrant for the fiscal quarter ended March 31,
                  2001)

Exhibit 2 Amendment No. 1 to United States Asset Purchase Agreement between Phibro-Tech, Inc. and Nufarm, Inc. dated as of June 14, 2001


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